EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Shareholders of
    ALLTEL Corporation:


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-99523, 33-25382, 33-34495, 33-35343, 33-41234, 33-48476, 33-51047, 33-54175, 33-56291
and 33-65199.



                                                    /s/ ARTHUR ANDERSEN LLP



Little Rock, Arkansas,
February 19, 1996.


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